Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

The EAFE Choice Fund

The EAFE Pure Fund

The International Equity Fund

Supplement dated August 22, 2018 to the Prospectuses and the Statement of Additional Information (“SAI”), each dated April 30, 2018

Jonathan Bates and Andrew Strathdee are expected to retire from the Manager and cease to serve as Portfolio Managers for The International Equity Fund during the second quarter of 2019.

Effective on or about September 3, 2018, Tom Walsh will no longer be a Portfolio Manager for The EAFE Choice Fund or The EAFE Pure Fund and will become a Portfolio Manager for The International Equity Fund. Therefore, as of such date, the Prospectuses and the SAI are revised as follows:

1.              All references to Mr. Walsh as a Portfolio Manager for The EAFE Choice Fund or The EAFE Pure Fund are removed from the Prospectuses and the SAI.

2.              The section titled “Management” under “Fund Summaries” in each of the Prospectuses for The International Equity Fund is restated in its entirety as follows:

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year commenced Service with the Fund
Jonathan Bates	Portfolio Manager	2010
Donald Farquharson	Portfolio Manager	2014
Angus Franklin	Portfolio Manager	2006

Andrew Strathdee	Portfolio Manager	2007
Jenny Tabberer	Portfolio Manager	2016
Tom Walsh	Portfolio Manager	2018

3.              The section titled “The International Equity Fund Team” under “Investment Teams” in each of the Prospectuses is revised to add the following table:

Tom Walsh LLB (Hons) in Law & Economics University of Edinburgh CFA Charterholder

Joined Baillie Gifford in 2009. He worked at Fidelity International, Merrill Lynch and Deloitte & Touche before joining Baillie Gifford.  He was an Investment Manager in the UK Equity and Global Opportunities Teams until 2015 when he joined the European Equity Team.

Mr. Walsh has been a member of this team since 2018.

4.              The section titled “The International Equity Fund” under “Other Accounts” in the SAI is revised to add the following table:

The information is provided as of June 30, 2018:

			Where advisory fee is based on account performance:
	Total Accounts	Total Assets in Accounts (US$m)	Accounts	Assets in Accounts (US$m)
The International Equity Fund
Tom Walsh
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	2	1,317	0	0
Other Accounts	2	130	0	0

Ownership of Securities - As of June 30, 2018, Mr. Walsh did not beneficially own any shares of The International Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE